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FEDERATED EQUITY INCOME FUND, INC.
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CLASS A SHARES
CLASS B SHARES
CLASS C SHARES
CLASS F SHARES

SUPPLEMENT TO PROSPECTUS DATED JANUARY 31, 2006

The following applies to all share classes of the Fund:

1. Please insert the following language to the section titled "What are the Principal Securities in Which the Fund Invests?"

Hybrid Instruments

Hybrid instruments combine elements of two different kinds of underlying investments. Hybrid instruments can take on many forms including, but not limited to, the following three forms: First, a common form of a hybrid instrument combines elements of derivative contracts with those of another security (typically a fixed-income security). In this case all or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Secondly, a hybrid instrument may also combine elements of a fixed-income security and an equity security. Lastly, hybrid instruments may include convertible securities with conversion terms related to an underlying asset or benchmark.

Depending on the type of hybrid instrument the risks of investing in hybrid instruments may reflect a combination of the risks of investing in securities, options, futures and currencies, and depend upon the terms of the instrument. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional fixed-income, equity or convertible securities. Hybrid instruments are also potentially more volatile and carry greater interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose the Fund to leverage risks or carry liquidity risks.

2. Please delete the current "Risks of Investing in Derivatives Contracts" language in the section titled "What are the Specific Risks of Investing in the Fund?" and replace with the following:


RISKS OF INVESTING IN DERIVATIVES CONTRACTS AND HYBRID INSTRUMENTS

The Fund's use of derivative contracts and hybrid instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. First, changes in the value of the derivative contracts and hybrid instruments in which the Fund invests may not be correlated with changes in the value of the underlying asset or if they are correlated, may move in the opposite direction than originally anticipated. Second, while some strategies involving derivatives may reduce the risk of loss, they may also reduce potential gains or, in some cases, result in losses by offsetting favorable price movements in portfolio holdings. Third, there is a risk that derivatives contracts and hybrid instruments may be mispriced or improperly valued and, as a result, the Fund may need to make increased cash payments to the counterparty. Finally, derivative contracts and hybrid instruments may cause the Fund to realize increased ordinary income or short-term capital gains (which are treated as ordinary income for Federal income tax purposes) and, as a result, may increase taxable distributions to shareholders. Derivative contracts and hybrid instruments may also involve other risks described in this prospectus or the Statement of Additional Information, such as stock market, interest rate, credit, liquidity, and leverage risks.







The following applies to Class B Shares and Class C Shares only:



3. Please replace footnote 1 under the first table in the Section entitled "What Do Shares Cost?" with the following:

1 The minimum initial and subsequent investment amounts for retirement plans are $250 and $100, respectively. The minimum subsequent investment amounts for Systematic Investment Programs (SIP) is $50. Financial intermediaries may impose higher or lower minimum investment requirements on their customers than those imposed by the Fund. To maximize your return and minimize the sales charges and marketing fees, purchases of Class B Shares are generally limited to $100,000 and purchases of Class C Shares are generally limited to $1,000,000. Purchases in excess of these limits may be made in Class A Shares. If your Shares are held on the books of the Fund in the name of a financial intermediary, you may be subject to rules of your financial intermediary that differ from those of the Fund. See "Purchase Limits on Class B and Class C Shares" below. After Class B Shares have been held for eight years from the date of purchase, they will automatically convert to Class A Shares on or about the last day of the following month. This conversion is a non-taxable event.


4. Please insert the following as new subsections immediately following the subsection entitled "Reducing the Sales Charge with Breakpoint Discounts" under the Section entitled "What Do Shares Cost?" and immediately prior to the subsection entitled "Eliminating the Sales Charge":


PURCHASE LIMITS ON CLASS B AND CLASS C SHARES (UNTIL AUGUST 31, 2006)

In order to maximize shareholder returns and minimize sales charges and marketing fees, purchase orders for Class B Shares are generally limited to $100,000 and purchase orders for Class C Shares are generally limited to $1,000,000. If the amount of the purchase order would equal or exceed the limit, then the purchase order will not be processed. Instead, the Distributor will attempt to contact the investor or the investor's financial intermediary to offer the opportunity to convert the order to Class A Shares. If your Shares are held on the books of the Fund in the name of a financial intermediary, you may be subject to rules of your financial intermediary that differ from those of the Fund.


PURCHASE LIMITS ON CLASS B AND CLASS C SHARES (EFFECTIVE SEPTEMBER 1, 2006)

In order to maximize shareholder returns and minimize sales charges and marketing fees, an investor's purchases of Class B Shares are generally limited to $100,000 and an investor's purchases of Class C Shares are generally limited to $1,000,000. In applying the limit, the dollar amount of the current purchase is added to the product obtained by multiplying the maximum public offering price times the number of Class A, Class B, Class C, Class F and Class K shares of any Federated fund currently held in linked Qualifying Accounts. If the sum of these two amounts would equal or exceed the limit, then the current purchase order will not be processed. Instead, the Distributor will attempt to contact the investor or the investor's financial intermediary to offer the opportunity to convert the order to Class A Shares. If your Shares are held on the books of the Fund in the name of a financial intermediary, you may be subject to rules of your financial intermediary that differ from those of the Fund.



                                                                 July 18, 2006

Cusip 313915100
Cusip 313915209
Cusip 313915308
Cusip 313915407

35162 (7/06)